9323-9044 QUEBEC INC. (AKA: TECHNOLOGIES MSWIPE) FINANCIAL STATEMENTS April 30, 2025 (in United States dollars)

1755 BOULEVARD SAINT-REGIS, SUITE 200 DOLLARD-DES-ORMEAUX, QUÉBEC H9B 2M9 Tel: 514-328-9711 Cell: 514-983-8499 Email: frlaposta@gmail.com	FLP

9323-9044 QUEBEC INC.
(AKA: TECHNOLOGIES MSWIPE)

Financial Statements
April 30, 2025
(in United States dollars)

INDEX

Balance Sheet    5

Statement of operations    6

Statement of changes in stockholders’ equity    7

Statement of Cash Flows    8

Notes to Financial Statements    9 - 12

FRANCO LA POSTA, CPA

1755 BOULEVARD SAINT-REGIS, SUITE 200 DOLLARD-DES-ORMEAUX, QUÉBEC H9B 2M9 Tel: 514-328-9711 Cell: 514-983-8499 Email: frlaposta@gmail.com	FLP

INDEPENDENT AUDITOR’S REPORT

To the shareholders of and the Board of Directors of
9323-9044 QUEBEC INC.
(AKA: TECHNOLOGIES MSWIPE)

Opinion
We have audited the Financial Statements of 9323-9044 QUEBEC INC. (AKA: TECHNOLOGIES MSWIPE) (hereafter “the Company”) which comprise the statement of financial position as at April 30, 2025, and April 30, 2024, and the statement of operations and comprehensive earnings, the statement of shareholders’ equity and the statement of cash flows for the years then ended, and notes to statements, including a summary of significant accounting policies.

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company as at April 30, 2025, and April 30, 2024, and its financial performance and its cash flows for the 2025 then ended in accordance with accounting principles generally accepted in the United States of America (hereafter “U.S. GAAP”).

Basis for Opinion

We conducted our audit in accordance with U.S. generally accepted auditing standards. Our responsibilities under those standards are further described in the “Auditor’s responsibilities for the audit of the financial statements “section of our report. We are independent of the Company in accordance with the ethical requirements that are relevant to our audit of the Financial Statements in the United States of America, and we have fulfilled our other ethical responsibilities in accordance with these requirements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our opinion.

Responsibilities of management and those charged with governance for the financial statements.

Management is responsible for the preparation and fair presentation of the financial statements in accordance with U.S. G.A.A.P., and for such internal control as management determines is necessary to enable the preparation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is responsible for assessing the Company’s ability to continue as a going concern, disclosing as applicable, matters related to going concern and using the going concern basis of accounting unless management either intends to liquidate the Company or to cease operations, or has no realistic alternative but to do so.

Those charged with governance are responsible for overseeing the Company’s financial reporting process.
Auditor’s responsibilities for the audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance, but is not a guarantee that an audit conducted in accordance with U.S. generally accepted auditing standards will always detect a material misstatement when it exists. Misstatements can arise from fraud or error and are considered material if, individually or in the aggregate, they could reasonably be expected to influence the economic decisions of users taken on the basis of these Financial Statements.

As part of an audit in accordance with U.S. generally accepted auditing standards, we exercise professional judgement and maintain professional skepticism throughout the audit. We also:

1755 BOULEVARD SAINT-REGIS, SUITE 200 DOLLARD-DES-ORMEAUX, QUÉBEC H9B 2M9 Tel: 514-328-9711 Cell: 514-983-8499 Email: frlaposta@gmail.com	FLP

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, design and perform audit procedures responsive to those risks, and obtain audit evidence that is sufficient and appropriate to provide a basis for our opinion. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control;

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control;

Evaluate the appropriateness of accounting policies used and the reasonableness of accounting estimates and related disclosures made by management;

Conclude on the appropriateness of management’s use of the going concern basis of accounting and, based on the audit evidence obtained, whether a significant doubt on the Company’s ability to continue as a going concern. If we conclude that a material uncertainty exists, we are required to draw attention in our auditor’s report to the related disclosures in the financial statements or, if such disclosures are inadequate, to modify our opinion. Our conclusions are based on the audit evidence obtained up to the date of our auditor’s report. However, future events or conditions may cause the Company to cease to continue as a going concern;

Evaluate the overall presentation, structure and content of the financial statements, including the disclosures, and whether the financial statements represent the underlying transactions and events in a manner that achieves faire presentation;

Obtain sufficient appropriate audit evidence regarding the financial information of the entities or business activities within the group to express an opinion on the financial statements. We are responsible for the direction, supervision and performance of the group audit. We remain solely responsible for our audit opinion.

We communicate with those charges with governance regarding, among other matters, the planned scope and timing of the audit and significant audit findings, including any significant deficiencies in internal control that we identify during our audit.

Montreal, Quebec
July 18, 2025
CPA auditor, public accountancy permit No. A106908

9323-9044 QUEBEC INC.
(AKA: TECHNOLOGIES MSWIPE)

Consolidated Balance Sheet
As at April 30, 2025

1755 BOULEVARD SAINT-REGIS, SUITE 200 DOLLARD-DES-ORMEAUX, QUÉBEC H9B 2M9 Tel: 514-328-9711 Cell: 514-983-8499 Email: frlaposta@gmail.com	FLP

(in United States dollars)

	2025	2024
	US $	US $
Assets Current Assets
Cash	99,610	402,935
Accounts Receivable	1,039,604	1,367,030
Sales Tax Receivable	5,396	5,472
Income Taxes Receivable	-	42,775
Advance to Director	248,558	3,872
Advances to a Company Under Common Control	160,314	235,144
	1,553,482	2,057,228

Property, Plant and Equipment (Note 2)	20,405	12,986
	1,573,887	2,070,214
Liabilities Current Liabilities
Accounts payable (Note 3)	1,525,153	2,238,087
Income Taxes Payable	56,272	-
	1,581,425	2,238,087
Shareholders’ Deficiency
Share Capital
Issued
10 Class A Shares	7	7
100 Class F Shares	73	73
Other Comprehensive Income	(621,995)	(259,281)
Retained Earnings	614,377	91,328
	(7,538)	(167,873)
	1,573,887	2,070,214

see accompanying notes

APPROVED ON BEHALF OF THE BOARD
______________________________Director

The accompanying notes are an integral part of this financial information.

9323-9044 QUEBEC INC.
(AKA: TECHNOLOGIES MSWIPE)

Consolidated Statement of Earnings

1755 BOULEVARD SAINT-REGIS, SUITE 200 DOLLARD-DES-ORMEAUX, QUÉBEC H9B 2M9 Tel: 514-328-9711 Cell: 514-983-8499 Email: frlaposta@gmail.com	FLP

As at April 30, 2025
(in United States dollars)

	2025	2024
	US $	US $
REVENUES
Sales	2,805,476	3,151,912

COST OF SALES	1,816,843	2,227,407

GROSS PROFIT	988,633	924,505

ADMINISTRATIVE EXPENSES
Commissions	30,857	46,154
Office Supplies	136,056	74,663
Insurance	23,508	8,097
Professional fees	167,855	467,946
Travel and entertainment	64,479	43,057
Bank charges	26,319	2,329
Rent	26,456	-
Advertising and promotion	77,763	170,016
Amortisation of property, plant and equipment	4,840	3,265
	558,133	815,527

Earnings from Operation	430,500	108,978

Other Revenues (Expenses)
Foreign Exchange Gain (Loss)	157,039	36,912

EARNINGS BEFORE PROVISION FOR INCOME TAXES	587,539	145,890
INCOME TAXES	64,490	9,179

Net Earnings	523,049	136,711
see accompanying notes

1755 BOULEVARD SAINT-REGIS, SUITE 200 DOLLARD-DES-ORMEAUX, QUÉBEC H9B 2M9 Tel: 514-328-9711 Cell: 514-983-8499 Email: frlaposta@gmail.com	FLP

9323-9044 QUEBEC INC.
(AKA: TECHNOLOGIES MSWIPE)

Statement of Stockholders Equity
For the Years Ended April 30, 2025
(in United States dollars)

	Class F Shares	Class A Shares	Shares Amount	Amount	Other Comprehensive Income	Accumulated Retained Earnings	TOTAL Equity
BALANCE, April 30, 2023	100	10	110	(304,584)

Net Earnings for the Year						136,711	136,711

BALANCE, APRIL 30, 2024	100	10	110	(259,281)		(167,873)

Net Earnings for the Year						523,049	523,049
Foreign Exchange Gain					(362,714)		(362,714)

BALANCE, APRIL 30, 2025	100	10	110	(621,995)		(7,538)
see accompanying notes

1755 BOULEVARD SAINT-REGIS, SUITE 200 DOLLARD-DES-ORMEAUX, QUÉBEC H9B 2M9 Tel: 514-328-9711 Cell: 514-983-8499 Email: frlaposta@gmail.com	FLP

9323-9044 QUEBEC INC.
(AKA: TECHNOLOGIES MSWIPE)

Statement of Cash Flows
For the Year Ended April 30, 2025
(in United States dollars)

	2025	2024
Cash flows from (used in) operating activities:
Net Earnings	523,049	136,711
Depreciation expense	4,840	3,265
Sales Tax Receivable	76	44,560
Accounts Receivable	(1,367,030)
Accounts Payable	(712,934)	1,420,099
Income Taxes Payable	(591,815)

NET CASH PROVIDED FOR OPERATING ACTIVITIES	(354,210)

Cash Flows from (used in) Investing Activities
Purchase of Capital Assets	(323)

NET CASH (USED IN) INVESTING ACTIVITIES	(323)
Cash flows from (used in) financing activities		(323)
(Increase) in loan receivable - Other	-
Decrease in advances to company under common control	74,830	15,819
(Increase) in loan receivable - Director	(244,686)	7,143

NET CASH (USED IN) FINANCING ACTIVITIES	(169,856)	310,286

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(44,247)

EFFECT OF EXCHANGE RATE CHANGES ON CASH	(362,714)	-

CASH AND CASH EQUIVALENTS – BEGINNING OF YEAR	402,935	447,182

CASH AND CASH EQUIVALENTS – END OF YEAR	99,610	402,935
see accompanying notes

1755 BOULEVARD SAINT-REGIS, SUITE 200 DOLLARD-DES-ORMEAUX, QUÉBEC H9B 2M9 Tel: 514-328-9711 Cell: 514-983-8499 Email: frlaposta@gmail.com	FLP

9323-9044 QUEBEC INC.
(AKA: TECHNOLOGIES MSWIPE)

Notes to Financial Statements
For the Year Ended April 30, 2025
(in United States dollars)

1. Organization and summary of significant accounting policies and going concern
(continued)

Governing statue and nature of business
The company is governed under the Business Corporation Act of Quebec, Canada. The company sells hardware and software for credit card transactions and interac.

Use of estimates
The preparation of the financial statements in conformity with accounting principles generally accepted in the U.S. requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues, expenses, and the related disclosures at the date of the financial statements and during the reporting period. Actual results could materially differ from these estimates. Significant estimates include the valuation of prepaid licence fee, estimate of a contingent loss, and the valuation of deferred tax assets.

Fair value measurements and fair value of financial instruments
The Company adopted Accounting Standards Codification (“ASC”) 820, “Fair Value Measurements and Disclosures” (“ASC 820”), for assets and liabilities measured at fair value on a recurring basis. ASC 820 establishes a common definition for fair value to be applied to existing generally accepted accounting principles that requires the use of fair value measurements, establishes a framework for measuring fair value and expands disclosure about such fair value measurements. The adoption of ASC 820 did not have an impact on the Company’s financial position or operating results, but did not expand certain disclosures.

ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Additionally, ASC 820 requires the use of valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs.

These inputs are prioritized below:

Level 1: Observable inputs such as quoted market prices in active markets for identical assets or liabilities
Level 2: Observable market-based inputs or unobservable inputs that are corroborated by market data
Level 3: Unobservable inputs for which there is little or no market data, which require the use of the reporting entity’s own assumptions.

The Company analyzes all financial instruments with features of both liabilities and equity under the Financial Accounting Standard Board’s (“FASB”) accounting standard for such instruments. Under this standard, financial assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement.

1755 BOULEVARD SAINT-REGIS, SUITE 200 DOLLARD-DES-ORMEAUX, QUÉBEC H9B 2M9 Tel: 514-328-9711 Cell: 514-983-8499 Email: frlaposta@gmail.com	FLP

The estimated fair value of certain financial instruments, including accounts payable, accrued expenses and loans payable are carried at historical cost basis, which approximates their fair values because of the short-term nature of these instruments.

9323-9044 QUEBEC INC.
(AKA: TECHNOLOGIES MSWIPE)

Notes to Financial Statements
For the Year Ended April 30, 2025
(in United States dollars)

1. Organization and summary of significant accounting policies and going concern
(continued)

Legal and Other Contingencies
The outcomes of legal proceedings and claims brought against the Company are subject to significant uncertainty. An estimated loss from a loss contingency such as a legal proceeding or claim is accrued by a charge to income if it is probable that a liability has been incurred and the amount of the loss can be reasonably estimated. When legal costs that the entity expects to incur in defending itself in connection with a loss contingency accrual are expected to be material, the loss should factor in all costs and, if the legal costs are reasonably estimable, they should be accrued in accordance with ASC 450, regardless of whether a liability can be estimated for the contingency itself. Disclosure of a contingency is required if there is at least a reasonable possibility that a loss has been incurred. Changes in these factors could materially impact the financial statements.

Income taxes
The Company accounts for income taxes pursuant to the provision of ASC 740-10, “Accounting for Income Taxes” (“ASC 740-10”), which requires, among other things, an asset and liability approach to calculating deferred income taxes. The asset and liability approach require the recognition of deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the carrying amounts and the tax bases of assets and liabilities. A valuation allowance is provided to offset any net deferred tax assets for which management believes it is more likely than not that the net deferred asset will not be realized.

The Company follows the provision of ASC 740-10 related to Accounting for Uncertain Income Tax Positions. When tax returns are filed, there may be uncertainty about the merits of positions taken or the amount of the position that would be ultimately sustained. In accordance with the guidance of ASC 740-10, the benefit of a tax position is recognized in the financial statements in the period during which, based on all available evidence, management believes it is more likely than not that the position will be sustained upon examination, including the resolution of appeals or litigation processes, if any. Tax positions taken are not offset or aggregated with other positions.

Tax positions that meet the more likely than not recognition threshold is measured at the largest amount of tax benefit that is more than 50 percent likely of being realized upon settlement with the applicable taxing authority. The portion of the benefit associated with tax positions taken that exceed the amount measured as described above should be reflected as a liability for uncertain tax benefits in the accompanying balance sheet along with any associated interest and penalties that would be payable to the taxing authorities upon examination. The Company believes its tax positions are all more likely than not to be upheld upon examination. As such, the Company has not recorded a liability for uncertain tax benefits.

1755 BOULEVARD SAINT-REGIS, SUITE 200 DOLLARD-DES-ORMEAUX, QUÉBEC H9B 2M9 Tel: 514-328-9711 Cell: 514-983-8499 Email: frlaposta@gmail.com	FLP

9323-9044 QUEBEC INC.
(AKA: TECHNOLOGIES MSWIPE)

Notes to Financial Statements
For the Year Ended April 30, 2025
(in United States dollars)

1. Organization and summary of significant accounting policies and going concern
(continued)

The Company has adopted ASC 740-10-25, “Definition of Settlement”, which provides guidance on how an entity should determine whether a tax position can be effectively settled upon the completion and examination by a taxing authority without being legally extinguished. For tax positions considered effectively settled, an entity would recognize the full amount of tax benefit, even if the tax position is not considered more likely than not to be sustained based solely on the basis of its technical merits and the statute of limitations remains open. The federal and state income tax returns of the Company are subject to examination by the IRS and state taxing authorities, generally for three years after they are filed.

Equipment
Equipment is accounted for at acquisition cost less accumulated depreciation. Depreciation is based on estimated useful life using the declining balance method.

Equity
Common shares represent the par value of the total number of shares issued by the Company. If shares are issued when warrants are exercised, the common shares account also comprises the compensation costs previously recorded as additional paid-in capital. If shares are issued upon the exercise of the conversion option related to the convertible instruments, the common shares account also comprises the equity component of the convertible instruments.

Accumulated other consolidated comprehensive income comprises foreign currency translation difference arising from the translation of financial statements of the Company’s foreign subsidiary in Canadian dollars to the US dollar presentation currency of the Group.

1755 BOULEVARD SAINT-REGIS, SUITE 200 DOLLARD-DES-ORMEAUX, QUÉBEC H9B 2M9 Tel: 514-328-9711 Cell: 514-983-8499 Email: frlaposta@gmail.com	FLP

9323-9044 QUEBEC INC.
(AKA: TECHNOLOGIES MSWIPE)

Notes to Financial Statements
For the Year Ended April 30, 2025
(in United States dollars)

2. Property Plant and Equipment
                                        2025        2024

	COST	ADDITIONS/ DISPOSITIONS	ACCUMULATED DEPRECIATION	NET BOOK VALUE	NET BOOK VALUE
Computer Hardware	1,495	8,265	2,160	7,600	-
Office Furniture	31,807	(6,883)	17,912	12,805	12,986

	$31,807	$1,382	$20,072	$20,405	$12,986
3. Trade and other payables

	2025	2024
Trade payables	1,525,153	2,238,087
Deduction at Source	-	-

	$1,525,153	$2,238,087

4. Concentrations

Concentration of credit risk
The Company considers all highly liquid investments with a maturity of three months or less when acquired to be cash equivalents. The Company places its cash with high credit quality financial institution. The Company’s account at this institution is insured by the Federal Deposit Insurance Corporation.

5. Income taxes
On December 22, 2017, the Tax Cuts and Jobs Act (the “Act”) was signed into law. The Act decreases the U.S. corporate federal income tax rate from a maximum of 35% to a flat 21% effective January 1, 2018. The Act also includes a number of other provisions including, among others, the elimination of net operating loss carrybacks and limitations on the use of future losses, the repeal of the Alternative Minimum Tax regime and the repeal of the domestic production activities deduction. These provisions are not expected to have a material effect on the Corporations.

Given the significant complexity of the Act and anticipated additional implementation guidance from the Internal Revenue Service, further implications of the Act may be identified in future periods.

1755 BOULEVARD SAINT-REGIS, SUITE 200 DOLLARD-DES-ORMEAUX, QUÉBEC H9B 2M9 Tel: 514-328-9711 Cell: 514-983-8499 Email: frlaposta@gmail.com	FLP